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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2026

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL	60053
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

          N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	LWAY	The Nasdaq Stock Market
Preferred Stock Purchase Rights	None	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b 2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 8, 2026, Lifeway Foods, Inc. (the “Company”) issued a press release announcing its expectation that net sales for the year ended December 31, 2025 will be in the range of $211.0 to $212.5 million for the year ended December 31, 2025.

A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing regardless of any general incorporation language in such filing.

This Current Report and Exhibit 99.1 hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, plans or expectations for the Company’s business, operations, financial performance or condition, including, without limitation, statements regarding estimated unaudited net sales. These statements use words, and variations of words, such as “continue,” “believe,” “expect,” “anticipate,” “plan,” “project,” “estimate,” “outlook,” “potential,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” You are cautioned not to rely on these forward-looking statements. These forward-looking statements are made as of the date of this Current Report, are based on current expectations of future events and thus are inherently subject to a number of risks and uncertainties, many of which involve factors or circumstances beyond the Company’s control. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties and other factors include: price competition; the decisions of customers or consumers; the actions of competitors; changes in the pricing of commodities; and the effects of government regulation; possible delays in the introduction of new products; and customer acceptance of products and services. A further list and description of these risks and uncertainties, and other factors can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025. Copies of these filings are available online at https://www.sec.gov, http://lifewaykefir.com/investor-relations/, or on request from the Company. The Company expressly disclaims any obligation to update any forward-looking statements (including, without limitation, to reflect changed assumptions, the occurrence of anticipated or unanticipated events or new information), except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated January 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEWAY FOODS, INC.

Date: January 8, 2026	By:	/s/ Eric Hanson
		Name:	Eric Hanson
		Title:	Chief Financial Officer

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